UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant
Check the appropriate box:

☐  Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SUSSEX BANCORP

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑ No fee required
☐ Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

S U S S E X   B A N C O R P
200 Munsonhurst Road ● Route 517 ●  Franklin, NJ 07416 ● (973) 827-2914

                                                                                                                                                                                        March 20, 2006

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company"), the holding company for Sussex Bank (the "Bank"), to be held on April 26, 2006, at 10:00 at Crystal Springs Country Club, One Wild Turkey Way, Hamburg, New Jersey.

At the Annual Meeting stockholders will be asked to consider and vote upon the election of Mark J. Hontz, Donald L. Kovach and Joel D. Marvil to the Company’s Board of Directors, each to serve for the term set forth in the accompanying Proxy Statement.

The Board of Directors of the Company believes that the election of its nominees to the Board of Directors is in the best interest of the Company and its stockholders and unanimously recommends that you vote "FOR" each of the Board's nominees.

Your cooperation is appreciated since a majority of the Common Stock of the Company must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

                                                                                        Very truly yours,

                                                                             /s/ Donald L. Kovach

                                                                                        Donald L. Kovach
                                                                                        Chairman of the Board

SUSSEX BANCORP
200 Munsonhurst Road
Route 517
Franklin, NJ 07416

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD April 26, 2006

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Sussex Bancorp (the "Company") will be held at 10:00, on April 26, 2006, at Crystal Springs Country Club, One Wild Turkey Way, Hamburg, New Jersey for the purpose of considering and voting upon the following matters:

1.
The election of Mark J. Hontz, Donald L. Kovach and Joel D. Marvil, each to serve as directors of the Company for the term set forth in this Proxy Statement, and in each case until his successor is elected and duly qualified; and

2.	Such other business as shall properly come before the Annual Meeting.

Stockholders of record at the close of business on March 3, 2006 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                                                                By Order of the Board of Directors

                                                                                 /s/ Donald L. Kovach

                                                                                 Donald L. Kovach
                                                                                 Chairman of the Board

Franklin, New Jersey
March 20, 2006

IMPORTANT---PLEASE MAIL YOUR PROXY PROMPTLY

SUSSEX BANCORP
200 Munsonhurst Road
Route 517
Franklin, NJ 07416

------------------------------------

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 26, 2006

-----------------------------------

GENERAL PROXY STATEMENT INFORMATION

This Proxy Statement is being furnished to stockholders of Sussex Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 26, 2006, at 10:00, at Crystal Springs Country Club, One Wild Turkey Way, Hamburg, New Jersey and at any adjournments thereof. The 2005 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2005, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about March 20, 2006.

Solicitation and Voting of Proxies

Regardless of the number of shares of common stock, no par value, of the Company ("Common Stock") owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement.

Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders’ discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting. A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 200 Munsonhurst Road, Route 517, Franklin, New Jersey 07416-0353, and Attn: Candace A. Leatham. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual

Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and Sussex Bank (the "Bank"), its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

The securities which may be voted at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

The close of business on March 3, 2006, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,164,082 shares.

The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

The proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to broker non-votes or abstentions.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Certificate of Incorporation and its Bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board currently consists of nine (9) members. Director Joseph Zitone, valued member of our Board of Directors since 1984, passed away this year. Three incumbent directors, Mark J. Hontz, Donald L. Kovach and Joel D. Marvil have been nominated by the Board to stand for election, each for the terms set forth on the table below.

Directors are elected to serve for staggered terms of three years each, with the term of certain directors expiring each year. Directors serve until their successors are duly elected and qualified.

If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with respect to the Nominees

The following tables set forth, as of the Record Date, the names of the nominees for election and those directors whose terms continue beyond the Annual Meeting, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Table I
Nominees for 2006 Annual Meeting
Name, Age and Position With the Company	Principal Occupations During Past Five Years	Director Since (1)	Term Expires
Mark J. Hontz, 39 Director	Partner Hollander, Strelzik, Pasculli, Hinkes, Vandenberg & Hontz, L.L.C. Newton, New Jersey	1998	2006
Donald L. Kovach, 71 Chairman of the Board, CEO and President	Chairman, CEO and President of the Company	1976	2006
Joel D. Marvil, 71 Director	Chairman of Manufacturing Co. Ames Rubber Corporation Hamburg, New Jersey	1989	2006

                _________________________________________
                (1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

Table II
Directors of the Company whose Terms Continue Beyond this Annual Meeting
Name, Age and Position With the Company	Principal Occupations During Past Five Years	Director Since (1)	Term Expires
Patrick Brady, 52 Director	CEO, Health Alliance for Care Hackettstown, New Jersey	2005	2008
Edward J. Leppert, 46 Director	Owner, E.J. Leppert & Co. (certified public accountants); previously partner, Murphy, Perry & Leppert.	2002	2008
Richard Scott, 70 Director	Dentist, Richard Scott, DDS Franklin, New Jersey	1976	2008
Irvin Ackerson, 83 Director	Excavating Contractor Ackerson Contracting Co. Oak Ridge, New Jersey	1976	2007
Richard Branca, 58 Director	Owner/President, Bergen Engineering Company East Hanover, New Jersey	2005	2007
Terry Thompson, 59 Director	President and Chief Operations Officer of the Bank	2001	2007

                _________________________________________
                (1) Includes prior service on Board of Directors of the Bank prior to formation of the Company.

The Company encourages all directors to attend the Company’s annual meeting. All of the Company’s directors were able to attend the 2005 annual meeting.

Board of Directors’ Meetings

Pursuant to the New Jersey Business Corporation Act and the Company’s by-laws, the Company’s business and affairs are managed under the direction of the Board of Directors. The Board of Directors of the Company held five meetings during 2005. All of the directors of the Company attended at least 75% of the total number of Board meetings and committee meetings held during 2005. A majority of the board consists of individuals who are “independent” under the American Stock Exchange listing standards (the “AMEX listing standards”).

Shareholders Communications to the Board of Directors

Shareholders wishing to communicate with the independent members of the Board of Directors may send correspondence to P.O. Box 965, Branchville, New Jersey 07826. All correspondence will go directly to the Chairman of our Audit Committee.

Code of Conduct

The Board of Directors has adopted a Code of Conduct governing the company’s Chief Executive Officer and senior financial officers, as well as the Board of Directors, officers and employees of the Company, as required by the Sarbanes-Oxley Act, SEC regulations and the AMEX listing standards. The Code of Conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like. A copy of the Code of Conduct has been filed as an exhibit to our annual report on Form 10-KSB.

Committees of the Board

During 2005, the Board of Directors maintained an Audit Committee, a Compensation Committee and a Nominating Committee.

Nominating Committee

The members of the Nominating Committee for 2005 were Edward Leppert, Joel D. Marvil and Richard W. Scott. Each member of the Nominating Committee is independent; as such term is defined in the AMEX listing standards. The purpose of the Committee is to assess Board composition, size, additional skills and talents needed, and make recommendations to the Board regarding those assessments. The Committee determines the nominees for election as directors, and considers performance of incumbent directors to determine whether to nominate them for re-election. The Nominating Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations are evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to P.O. Box 965, Branchville, New Jersey 07826. Any nomination for director should be received by the Secretary on or before November 29, 2006. Nominees should have a minimum of education, have experience in a senior executive position in a corporate or equivalent organization and have experience in at least one facet of the Company’s business or its major functions. The Nominating Committee has a written Charter, a copy of was filed as Exhibit A to our 2005 Proxy Statement.

Audit Committee

The Company’s Audit Committee consisted during 2005 of Directors Patrick Brady, Richard Branca, Edward J. Leppert (Chairman), Joel D. Marvil and Richard W. Scott. The Audit Committee met five times during 2005. All Directors who served on the Audit Committee during 2005 are “independent” for purposes of the AMEX listing standards and, as required under the Sarbanes-Oxley Act, no member of the Audit Committee receives any form of compensation from the Company, apart from compensation for Board and Committee service. The Board has determined that Mr. Leppert qualifies as an “audit committee financial expert” as that term is defined in SEC Regulation S-B Item 401(e).

The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent auditors. Non-audit services are only provided by the Company's auditors to the extent permitted by law.

Audit Committee Report

The Audit Committee meets periodically, and in any event, no less than once per quarter, to consider the adequacy of the Company’s financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company’s independent auditors and the Company’s internal auditors, both whom have unrestricted access to the Audit Committee.

The Board has adopted a written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform, its structure and membership requirements, all in compliance with the requirements of the Sarbanes-Oxley Act, SEC regulations and the Amex Listing Standards. A copy of the Audit Committee Charter was filed as Exhibit B to the Company’s proxy statement for the 2005 Annual Meeting.

In connection with this year’s financial statements, the Audit Committee has reviewed and discussed the Company’s 2005 audited financial statements with the Company’s officers and Beard Miller Company, LLP, its independent auditors. We have discussed with Beard Miller Company, LLP the matters required to be discussed by Statements on Auditing Standards 61, 89 and 90 (Communication with Audit Committees), as amended or supplemented, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. We also have received the written disclosures and letter from Beard Miller Company, LLP as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with representatives of Beard Miller Company, LLP their independence with regard to all services provided.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on form 10-KSB for the fiscal year ended December 31, 2005 for filing with the U.S. Securities and Exchange Commission.

Patrick Brady
Richard Branca

Edward J. Leppert (Chairman)
Joel D. Marvil
Richard W. Scott

Compensation Committee

The Company maintains a Compensation Committee which sets the compensation for the executive officers of the Company. In 2005, the Compensation Committee consisted of Directors Richard Branca, Edward Leppert, Joel D. Marvil (Chairman), Irvin Ackerson, and Mark J. Hontz, all of whom are independent under the AMEX Listing Standards. In 2005, the Compensation Committee met once.

Compensation of Directors

During 2005, Directors of the Bank who were not full-time employees of the Bank received a fee of $500 for each regular monthly Bank Board meeting or special Bank Board meeting attended, and $100 for each committee meeting attended. Each member of the Bank's loan committee received $500 per meeting in 2005. In addition, Directors of the Company received an annual retainer of $5,000 each. Members of the Audit Committee receive an additional fee of $1,000 per Audit Committee meeting, and the Chairman will receive $1,500 per meeting.

The Company maintains the 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan), the purpose of which is to assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors. Under the Non-Employee Plan, options may be granted at exercise prices which may not be less than the fair market value of the Common Stock on the date of grant. As of December 31, 2005, 20,307 options were outstanding under this plan and there were no authorized shares available for grant.

In addition, members of the Board of Directors are eligible to participate in the 2001 Stock Option Plan. Under the 2001 Stock Option Plan, options to purchase up to a total of 165,000 shares of Common Stock may be granted. Pursuant to the terms of the 2001 Stock Option Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986 must be granted at an exercise price of no less than 100% of the then current fair market value of the Common Stock, and options which are nonstatutory options may be granted at an exercise price no less than 85% of the then current fair market value of the Common Stock.

Members of the Board of Directors are also eligible to participate in the 2004 Equity Incentive Plan. Up to 200,000 shares of Common Stock may be issued pursuant to awards granted under the 2004 Equity Incentive Plan. Pursuant to the terms of the 2004 Equity Incentive Plan, options which qualify as incentive stock options under the Internal Revenue Code of 1986 must be granted at an exercise price of no less than 100% of the then current fair market value of the Common Stock, and options which are nonstatutory options may be granted at an exercise price no less than 85% of the then current fair market value of the Common Stock.

During 2005, each non-employee member of the Board of Directors was granted options to purchase 1,000 shares of Common Stock at an exercise price of $14.12 per share.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of shares of Common Stock as of February 17, 2006, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

Name of Beneficial	Number of Shares Beneficially Owned (1)	Percent of Class
Irvin Ackerson	38,086 (2)	1.20%
Patrick Brady	1,209.04%
Richard Branca	2,100.07%
Mark J. Hontz	5,365 (3)	0.17%
Donald L. Kovach	148,151 (4)(5)	4.68%
Edward J. Leppert	19,299 (6)	0.61%
Joel D. Marvil	53,300 (7)	1.68%
Richard Scott	59,266 (8)	1.87%
Terry Thompson	45,656 (9)	1.46%
Directors & Principal Officers as a Group (15 persons)	466,655	14.75%

Name of Beneficial Owner of More Than 5% of the Common Stock	Number of SharesBeneficially Owned (1)	Percent of Class
Lakeland Bancorp, Inc. 250 Oak Ridge Road Oak Ridge, NJ 07438 Wellington Management Company, LLP 75 State Street Boston, MA 02109	177,521 296,955	5.61% 9.39%

(1)
Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.

(2)          Includes 11,988 shares owned by Mr. Ackerson's wife. Also includes 10,062 shares purchasable upon the exercise of immediately exercisable stock options.

(3)          Also includes 2,100 shares purchasable upon the exercise of immediately exercisable stock options.

(4)          Includes 16,989 shares owned by Mr. Kovach's wife, and 10,645 shares held by IRA's for the benefit of Mr. Kovach and his spouse. Also includes 15,278 shares purchasable upon the exercise of stock options.

(5)          Includes 47,640 shares over which Mr. Kovach has voting authority as administrator for The Sussex County State Bank Employee Stock Ownership Plan.

(6)
Includes 1,041shares in the name of Edward Jones FBO Cynthia Leppert, IRA and 3,565 in the name of Edward Jones FBO Edward J. Leppert, IRA. Also includes 5,408 shares purchasable upon the exercise of immediately exercisable stock options.

(7)          Also includes 8,904 shares purchasable upon the exercise of immediately exercisable stock options.

(8)           Also includes 10,062 shares purchasable upon the exercise of immediately exercisable stock options.

(9)	Includes 14,831 shares in the name of Sorrento Pacific Financial FBO Terry H. Thompson, IRA. Also includes 25,054 shares purchasable upon the exercise of immediately exercisable stock options.

Annual Executive Compensation and All Other Compensation

The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each other officer whose remuneration exceeded $100,000 for the last fiscal year.

SUMMARY COMPENSATION TABLE

Cash and Cash Equivalent Forms
of Remuneration

Name and Principal Position	Year	Annual Compensation			Award	Payouts
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Donald L. Kovach, Chairman of the Board and CEO	2005	$233,623	-0-	(1)	4,778	None	$47,709 (3)
	2004	$229,748	-0-	(1)	10,500	None	$42,114 (3)
	2003	$202,087	-0-	(1)	10,474	None	$143,049 (3)
George B. Harper, President, Tri-State Insurance Agency, Inc	2005	$50,000	-0-	$87,200(2)	2,389	None	-0-
	2004	$50,000	$16,471(2)	$77,300(2)	5,250	None	-0-
	2003	$50,000	$21,515(2)	$76,264(2)	5,237	None	-0-
George Lista, Chief Operating Officer, Tri- State Insurance Agency, Inc.	2005	$120,000	-0-	$180,398(2)	2,389	None	-0-
	2004	$120,000	$16,471(2)	$121,399(2)	5,250	None	-0-
	2003	$120,000	$21,515(2)	$95,822(2)	5,237	None	-0-
Terry Thompson, President and COO of the Bank Tammy Case, Executive Vice President of the Bank	2005	126,688	-0-	(1)	4,778	None	-0-
	2004	$122,711	-0-	(1)	10,500	None	-0-
	2003	$109,650	-0-	$1,051(1)	7,855	None	-0-
	2005	99,912 41,511 -0-	-0- -0- -0-	$15,960 -0- -0-	1,505 -0- -0-	None None None
	2004
	2003

(1)         During the fiscal years presented, the Company provided additional life insurance and an automobile and provided a match to the 401(k) plan account for each of Messrs. Kovach and Thompson. The use made thereof for personal purposes did not exceed 10% of the total cash compensation to such persons which is the sum of base salary and bonus and therefore is not included in the above table.
(2)         Represents commissions earned on the sale of insurance products.
(3)         Represents amount charged by the Company to expense in connection with the Supplemental Executive Retirement Plan ("SERP") implemented for Mr. Kovach in 2000.

Employment Agreements

The Company and the Bank are parties to an Amended Employment Agreement with Mr. Donald L. Kovach pursuant to which he serves as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank (the “Employment Agreement”). The Employment Agreement, as amended, provides for a term ending on August 31, 2007, although it will be automatically extended on each anniversary date for up to two additional one-year periods unless either party provides notice of their intention not to extend the contract. The Employment Agreement provides that Mr. Kovach will receive a base salary of $223,300, subject to increase or decrease, and he may be granted a discretionary bonus, in cash or equity, as determined by the Board of Directors. The Employment Agreement permits the Company to terminate Mr. Kovach's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, rule or regulation, other than traffic violations or similar offenses, or violation of a final cease and desist order, or a material breach of any provision of the Agreement. In the event Mr. Kovach is terminated for any reason other than cause, or in the event Mr. Kovach resigns his employment because he is reassigned to a position of lesser rank or status than President and Chief Executive Officer, his place of employment is relocated by more than 30 miles from its location on the date of the Agreement, or his compensation or other benefits are reduced, Mr. Kovach, or in the event of his death, his beneficiary, will be entitled to receive his base salary at the time of such termination or resignation for the remaining term of the Agreement. In addition, the Company will continue to provide Mr. Kovach with certain insurance and other benefits through the end of the term of the Agreement. Mr. Kovach's Employment Agreement further provides that upon the occurrence of a change in control of the Company, as defined in the Employment Agreement, and in the event Mr. Kovach is terminated for reasons other than cause or in the event Mr. Kovach, within 18 months of the change in control, resigns his employment for the reasons discussed above, he shall be entitled to receive a severance payment based upon his then current base salary. Under the Agreement, in the event the change in control occurs, Mr. Kovach is entitled to a severance payment equal to 2.99 times his then current base salary. The Employment Agreement also prohibits Mr. Kovach from competing with the Bank and the Company for a period of one year following termination of his employment.

The Company and the Bank are parties to an employment agreement with Terry Thompson. Under this agreement and an automatic extension of the original term, Mr. Thompson will serve as President of the Bank for a period ending on January 23, 2007. The agreement also provides that it will also be extended for an additional one-year period unless notice is given prior to the fourth anniversary of the agreement. Under the agreement, Mr. Thompson is to receive a base salary of $110,000. Mr. Thompson may also be entitled to receive a bonus, if granted in the discretion of the Board of Directors, and he will receive customary fringe benefits, including an automobile or cash allowance, consistent with his position as President of the Bank. Mr. Thompson may be terminated for “cause”, as defined in the agreement. In the event he is terminated without “cause”, he will entitled to receive his then current base salary for the remaining term of the agreement, and the Company will be obligated to continue his health benefits for such period. Mr. Thompson’s agreement contains a change in control provision substantially similar to the one contained in Mr. Kovach’s agreement described above. Mr. Thompson’s agreement also contains a covenant not to compete, whereby Mr. Thompson is prohibited for a period of one year after termination of his employment from affiliating with any enterprise which competes with the Company in the counties which the Company is conducting business on the date of termination.

In connection with the Company's acquisition of Tri-State Insurance Agency, Inc. (“Tri-State”) effective October 1, 2001, the Company entered into employment agreements with each of Messrs. George B. Harper and George Lista. Under these agreements, each of Messrs. Harper and Lista is to be paid a base salary ($50,000 for Mr. Harper and $120,000 for Mr. Lista) and commissions for insurance products actually placed. In addition, each of Messrs. Harper and Lista is entitled to receive bonuses based upon the net before tax income of Tri-State for each twelve-month period commencing on the effective date of the acquisition. To the extent Tri-State's net before tax income exceeds certain designated targets contained in each employment agreement, each of Messrs. Harper and Lista will be entitled to receive a bonus equal to 25% of the amount by which the net before tax income of Tri-State exceeds the target. The bonus is to be paid in shares of the Company's common stock. The amount of stock to be issued will be determined by dividing the amount of the bonus by the fair market value of the Company's common stock, determined by taking the average closing price of the common stock for the fifteen trading days prior to issuance. For the twelve-month period ended September 30, 2005, Tri-State did not meet its targeted net before tax income, and no shares were issued to Messrs. Harper and Lista. The employment agreements with Messrs. Harper and Lista expire on September 30, 2006.

On July 31, 2004, the bank entered into an employment agreement with Tammy Case under which she will serve as the Executive Vice-President - Loan Administration of the bank. The agreement has term of 3 years and will automatically renew for each additional year on the third anniversary of the agreement unless either party has provided notice of its intention not to renew at least 3 months before the end of the term. Under the Agreement, Ms. Case is to receive a base salary of $97,000, will be eligible to receive a production bonus in shares of the company’s common stock, based upon growth in the company’s loan portfolio, and will also be eligible to participate in any other cash bonus programs established by the company for its executive officers. Ms. Case may be terminated for “cause” as defined in the Agreement. In the event she is terminated without “cause” she will be entitled to receive her then current base salary for the remaining term of the Agreement, but in no event for less than 6 months, and the company will be obligated to continue her health benefits for such period. Ms. Case’s agreement contains a change of control provision substantially similar to the one contained in Mr. Kovach’s agreement described above, except that her payment will equal two times her then current base salary. Ms. Case’s agreement also contains a covenant not to compete, whereby she is prohibited for a period of 1 year after her termination from affiliating with any enterprise that competes with the company within Sussex County, New Jersey.

Retirement Plans

The Bank maintains a salary continuation plan for Mr. Kovach. Under this plan, as recently amended, Mr. Kovach will receive a retirement benefit equal to 35% of his average final compensation determined by his last five years of employment, provided that to the extent Mr. Kovach continues to work past age 70, his final compensation will be increased 4% per year for each year he works past age 70 until his retirement. Mr. Kovach will receive this benefit in the event that he works until retirement, or he is involuntarily discharged prior to his retirement for any reason other than “cause”. For purposes of the Salary Continuation Agreement, cause is defined in the same manner as under Mr. Kovach’s Employment Agreement. Annual retirement payments are to be made for fifteen years under the Salary Continuation Agreement to Mr. Kovach or, in the event of his death, to his spouse.

1995 Incentive Stock Option Plan, 2001 Stock Option Plan and 2004 Equity Incentive Plan

The Company maintains the 1995 Incentive Stock Option Plan which provides for options to purchase shares of Common Stock to be issued to key employees of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. The Company also maintains the 2001 Stock Option Plan, under which options to purchase shares of Common Stock may be issued to employees, officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. In 2004, the Board of Directors of the Company approved the 2004 Equity Incentive Plan, under which options to purchase shares of Common Stock and restricted stock awards may be granted to employees, officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Recipients of options or awards granted under the Plans are selected by the Stock Option Committee of the Board of Directors. The Stock Option Committee has the authority to determine the terms and conditions of options or awards granted under the Plans and the exercise price therefore. The exercise price for options granted under the 1995 Incentive Stock Option Plan, and for Incentive Stock Options under the 2001 Stock Option Plan and 2004 Equity Incentive Plan may be no less than the fair market value of the Common Stock. The exercise price for nonstatutory options granted under the 2001 Stock Option Plan and 2004 Equity Incentive Plan may be no less than 85% of the fair market value of the Common Stock.

The following table sets forth information regarding stock option grants to the individuals named in the table above:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

INDIVIDUAL GRANTS
Name	Number of Securities Underlying Options/SARs Granted (#)(1)	% of Total Option/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/SH)	Expiration Date	Present Value of Option on Date of Grant($)(2)
Donald L. Kovach	4,778	13.2%	14.26	1/25/15	17,344
Terry Thompson	4,778	13.2%	14.26	1/25/15	17,344
George B. Harper	2,389	6.6%	14.26	1/25/15	8,672
George Lista	2,389	6.6%	14.26	1/25/15	8,672
Tammy Case	1,505	4.2%	14.26	1/25/15	5,463

(1)     All options granted in 2005 were immediately exercisable.
(2)     The present value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: dividend yield of 1.74%, expected volatility of 25.67%, risk free interest rate of 3.71%, and an expected life of 5 years.

The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options/SARs at FY- End ($) (based on $15.08 per share) Exercisable/ Unexercisable
Donald L. Kovach	18,548	145,344	15,278/2,619	68,134/24,697
Terry Thompson	772	7,350	25,054/1,964	160,520/18,521
George B. Harper	----	----	13,720/1,309	96,039/12,527
George Lista	----	----	11,567/1,309	71,658/12,527
Tammy Case	----	----	1,505/----	21,461/----

Interest of Management and Others in Certain Transactions

The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

Recommendation and Vote Required

Nominees will be elected by a plurality of the shares voting at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” ITS NOMINEES FOR THE BOARD OF DIRECTORS.

INDEPENDENT AUDITORS FEES

The Sarbannes-Oxley Act of 2002 and the auditor independence rules of the United States Securities and Exchange Commission require all public accounting firms who audit issuers to obtain pre-approval from their respective Audit Committees in order to provide professional services without impairing independence.

We have previously issued engagement letters to or obtained formal approval from the Audit Committee for certain services. These are summarized below.

Principal Accounting Firm Fees

The following fees were incurred for years ended December 31, 2005 and 2004:

	2005	2004

Audit Fees 1	$67,299	$106,717
Audit-related fees 2	$23,564	$8,645
Tax fees 3	$-0-	$2,330
All other fees	$- 0-	0
	$90,863	$117,692

1.         Includes professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in Forms 10-QSB, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses. In 2004, this also included comfort and consent procedures related to the filing of an SB-2. Of this amount, $47,384 was included in the costs of the offering.

2.         Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: For 2005, employee benefit plan audits, consultation on adopting SFAS No. 123(R), review of preliminary Section 404 of the Sarbannes-Oxley Act documentation, and various accounting technical consultations, for 2004, consultation on financial statement disclosures, MD&A disclosures, and various accounting and technical matters.

3.         Tax fees include the following: tax planning meetings with tax accountant, including assistance with filing Form 3115, and related research in regard to New Jersey income tax.

COMPLIANCE WITH SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon its review of the Forms 3, 4 and 5 filed during 2005, the Company believes that all persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2005.

STOCKHOLDER PROPOSALS

Proposals of stockholders to be included in the Company's 2007 proxy material must be received by the Secretary of the Company no later than November 29, 2006.

OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

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SUSSEX BANCORP
REVOCABLE PROXY FOR

ANNUAL MEETING OF SHAREHOLDERS

APRIL 26, 2006

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Edward J. Leppert and Terry Thompson and each of them, with full power of substitution, to vote all of the shares of Sussex Bancorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at Crystal Springs Country Club, One Wild Turkey Way, Hamburg, New Jersey 07419, on Wednesday, April 26, 2006, at 10:00 a.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

This proxy will be voted as specified on the reverse side of this card. If no choice is specified, the proxy will be voted "FOR" Management's nominees to the Board of Directors.

(Continued and to be signed on the reverse side.)

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ANNUAL MEETING OF SHAREHOLDERS OF

SUSSEX BANCORP

April 26, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

êPlease detach along perforated line and mail in the envelope provided. ê
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THE BOARD OF DIRECTORS RECOMMENDS AVOTE FOR ITS NOMINEES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.     Election of the following three (3) nominees to each serve on the Boardof Directors for the term described below and until their successors areelected and duly qualified:
                                                                  NOMINEES:
☐FOR ALL NOMINEES                              ¡   Mark J. Hontz            for a term of three years
                                                                            ¡   Donald L. Kovach        for a term of three years
☐WITHHOLD AUTHORITY                           ¡   Joel D. Marvil             for a term of three years
☐FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION: To withhold authority to voe for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here ●
2. In their discretion, such other business as may properly come before the meeting. PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

To change the addess on your account, please check the box at right and
indicated  your  new address in  the address space above. Please note that                           ☐
changes to  the registered name(s) on the account  may not be submitted via this method.

Signature of Shareholder ________________________________________ Date: ________________  Signature of Shareholder  ________________________________________ Date: ________________
NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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